                          ANNUAL REPORT / JULY 31 2001

                             AIM HIGH YIELD FUND II


                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                             AIM HIGH YIELD FUND II

                                 [COVER IMAGE]

                     -------------------------------------

                       LANDSCAPE AT AUVERS AFTER THE RAIN

                              BY VINCENT VAN GOGH

          VAN GOGH SPENT ONLY THREE MONTHS IN AUVERS-SUR-OISE, A SMALL

       VILLAGE NORTH OF PARIS, WHERE HE PRODUCED THE LAST OF HIS BELOVED

        PAINTINGS. THIS LANDSCAPE, AMONG HIS TRIBUTES TO THE HEALTH AND

       RESTORATIVE FORCES OF THE FRENCH COUNTRYSIDE, IS A FITTING EMBLEM

           FOR THE GROWTH POTENTIAL OF AIM'S NEWEST HIGH YIELD FUND.

                     -------------------------------------

AIM High Yield Fund II is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund II's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses, performance figures would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The 30-day yield is calculated using a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, and yield-to-maturity or yield-to-call of the bonds in the portfolio, calculated at maximum offering price and annualized.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds) for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Bond Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment firm.
o The unmanaged Lipper High Yield Bond Fund Index represents an average of the performance of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM HIGH YIELD FUND II

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with the unimaginable terrorist events of September 11, 2001. We at AIM join the rest of the country in our deepest
                    expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying
   [PHOTO OF        to note that normalcy returned to our critical systems,
ROBERT H. GRAHAM    including our financial systems, as soon as possible. At
 APPEARS HERE]      this writing it is too soon to conclude what long-term
                    effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    As a result, shareholders of AIM High Yield Fund II have seen a significant decline in the value of their investments during the period covered by this report. Your fund's managers are making every effort to reverse the trend in the face of challenging market conditions and the general economic slowdown, which are lasting longer than expected.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders-even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                             AIM HIGH YIELD FUND II

HIGH YIELD MARKET STRONGER IN 2001

HOW DID AIM HIGH YIELD FUND II PERFORM DURING THE REPORTING PERIOD?
The high yield market was plagued with fundamental/technical issues last year, but 2001 offers renewed hope for the market. Thus far this year, the high yield market has turned in mixed results, but overall performance is much better than last year. Indeed, high yield bonds were one of the best-performing asset classes early in 2001. As a good deal of the reporting period fell in 2000, some of the fund's performance reflects last year's high yield environment. The fund posted returns of -17.54% for Class A shares, -18.17% for Class B shares and -18.00% for Class C shares for the fiscal year ended July 31, 2001. These returns are computed at net asset value, that is, without sales charges.
    Despite sometimes challenging market conditions, the fund continued to provide attractive current income. As of July 31, 2001, the fund's 30-day SEC yield was 10.31% for Class A shares and 9.94% for Class B and Class C shares. By comparison, the yield on the 30-year U.S. Treasury bond was 5.51%.

================================================================================
[IMAGE}

FUND PROVIDES
ATTRACTIVE INCOME

30-day SEC yield as of 7/31/01
[BAR CHART]

   10.31%       9.94%        5.51%

    Fund         Fund        30-Year
  Class A    Class B & C      U.S.
   Shares       Shares      Treasury
                              Bond
================================================================================

DID SHORT TERM INTEREST RATES FLUCTUATE DURING THE FISCAL YEAR?
At the beginning of 2000, the Federal Reserve (the Fed) raised short term interest rates but left rates unchanged for the last half of 2000. The Fed wasted no time, however, lowering interest rates in 2001. The first of six rate reductions occurred on January 3, 2001--just three days after the start of the new year. Prompting this move was a clearly weakening U.S. economy and an increasing view that the U.S. may actually be falling into recession. The Fed continued cutting the targeted federal funds rate--which banks use on overnight loans to each other--from 6.5% at the very beginning of the year to 3.75% by the end of the second quarter. In a June 27 statement, the Fed mentioned its recurring concerns about poor business profitability and weak capital expenditures. It also felt economic risks were still weighted toward further weakness.

                     -------------------------------------

                       IN MANY RESPECTS, HOWEVER, THE HIGH

                       YIELD MARKET IS A COMEBACK STORY.

                     INVESTORS HAVE RETURNED TO THE MARKET.

                     -------------------------------------

HOW DID THE HIGH YIELD MARKET FARE DURING THE REPORTING PERIOD?
Last year the high yield market suffered from lack of liquidity and cash flow problems. But as 2001 unfolded, a double dose of Fed relief (interest rate cuts) in January, attractive yields and a shift toward risk aversion brought large cash inflows back to the high yield market and helped propel it to positive returns not seen in years. This strong performance, however, proved choppy as the high yield market succumbed to renewed fundamental concerns in March, April and again in June.
    Among those concerns were weak corporate profits and sales, corporate downgrades, cash outflows in June (year-to-date through July, however, cash inflows are very positive) and an increase in defaults. It should be noted, however, that defaults are "lagging" indicators. In other words, the market prices in the increased default rate before it actually happens. In fact, the default rate can have little to do with rate of return in the same period. For instance, in 1991, the default rate reached an all time high but that was also the year of the high yield market's highest ever total return. That's because bonds that defaulted in 1991 began that year trading at low levels as credit losses to these issues were actually realized back in 1989 or 1990. So in 1991, when they were listed as defaults, they didn't have far to fall in price and really had little impact on total return that year.

DID ALL HIGH YIELD BONDS PERFORM THE SAME?
Certainly many of the high yield market's problems thus far in 2001 stem from concerns in the telecommunications sector. Investors should understand, however, that the high yield market is actually quite large and represents a wide variety of industries from health care and food to airlines and finance companies. And many of these industries, particularly food and finance, produced double-digit returns for the first half of 2001.

          See important fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

PORTFOLIO COMPOSITION
As of 7/31/01, based on total net assets

====================================================================================================================
TOP 10 HOLDINGS                                             TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------
 1. Intermedia Communications Inc.            3.1%           1. Broadcasting & Cable TV                    14.4%

 2. Ono Finance PLC (United Kingdom)          1.8            2. Wireless Telecommunication Services         8.0

 3. Time Warner Telecom Inc.                  1.7            3. Alternative Carriers                        6.0

 4. Warner Chilcott, Inc.-Series B            1.4            4. Integrated Telecommunication Services       5.4

 5. DJ Orthopedics, LLC                       1.3            5. Casinos & Gaming                            5.0

 6. Crown Castle International Corp.          1.2            6. Oil & Gas Exploration & Production          4.6

 7. Spectrasite Holdings, Inc.-Series B       1.2            7. Electric Utilities                          4.2

 8. Avis Group Holdings, Inc.                 1.2            8. Homebuilding                                3.3

 9. Fox Family Worldwide, Inc.                1.2            9. Telecommunications Equipment                3.2

10. Pegasus Communications Corp.-Series B     1.1           10. Railroads                                   2.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================

    Credit quality has also played a role in performance. Early in 2001, lower-rated tiers were the best performers. For the fiscal year as a whole, however, the best returns belonged to the highest quality sector BB-rated bonds. Yields, in general, remain attractive historically, but a wide range of yields exists across various credit quality ratings and industry sectors. While BB bond yields fell in the 9% range, many CCC bonds yielded more than 20%.
    In many respects, however, the high yield market is a comeback story. Investors have returned to the market. This stands in stark contrast to last year when the high yield market suffered from a cash-flow problem--cash was flowing out, not in.

HOW DID YOU MANAGE THE FUND?
The fund's performance over the reporting period reflected trends in the high yield market. Our overweighting in lower-rated credits proved beneficial early in 2001. However, higher-rated bonds outperformed lower-rated bonds for much of the reporting period and negatively affected fund performance.
    Over the course of the fiscal year, we continued to reposition the fund so we could be more responsive to changes in the market. We have increased the credit quality and liquidity of the fund by adding more BB bonds. We have also reduced our exposure to lower-rated tiers such as CCC and non-rated bonds. Although our strategy has been to increase our credit quality, the fund's average credit quality will remain B.
    One unfortunate industry trend is the increase in defaults. The fund has not been immune to this trend. However, while we would prefer no defaults, we are confident that our disciplined research process is working. Our research team works very hard in choosing and monitoring the credits the fund buys and holds, but the fact remains that it is virtually impossible to avoid all defaults.
    We have also increased the diversification and number of holdings in the fund. We continue to add new names and increase our exposure to companies with more stable cash flows that should be able to weather economic downturns.

ANY FINAL THOUGHTS?
Thus far this year, the Fed has eased 275 basis points (2.75%). A revitalized business climate could do much to restore confidence in stocks and help the high yield market as well. Also, the risk premium--the increased yield you get on high yield bonds versus Treasuries--is greater than average and thus very attractive. And several leading indicators of the default rate are pointing to a decline in defaults by early 2002. These factors, coupled with a surge of cash inflows, are positive signs for the market. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and log into your account.
Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH YIELD FUND II VS. BENCHMARK INDEXES

9/30/98-7/31/01   in thousands
[CHART]
================================================================================
                   AIM High        Lehman High    Lipper High
                   Yield II        Yield Bond     Yield Bond
                   Class A                        Index

9/98                9525           10000          10000
10/31/1998          9665            9795           9773
11/30/1998         10334           10201          10347
12/31/1998         10335           10213          10315
01/31/1999         10475           10365          10501
02/28/1999         10509           10304          10459
03/31/1999         10823           10402          10643
04/30/1999         11370           10603          10919
05/31/1999         11344           10460          10712
06/30/1999         11521           10438          10713
07/31/1999         11658           10480          10716
08/31/1999         11591           10365          10608
09/30/1999         11479           10290          10525
10/31/1999         11392           10222          10494
11/30/1999         11961           10342          10679
12/31/1999         12389           10459          10807
01/31/2000         12277           10414          10754
02/29/2000         12696           10434          10831
03/31/2000         12290           10214          10643
04/30/2000         11903           10231          10596
05/31/2000         11547           10125          10408
06/30/2000         11889           10332          10600
07/31/2000         11746           10410          10619
08/31/2000         11778           10481          10675
09/30/2000         11408           10390          10518
10/31/2000         10652           10058          10158
11/30/2000          9815            9659           9591
12/31/2000         10031            9846           9757
01/31/2001         10895           10583          10404
02/28/2001         10708           10724          10437
03/31/2001         10123           10472          10091
04/30/2001         10068           10341           9959
05/31/2001         10189           10527          10066
06/30/2001          9763           10231           9770
07/31/2001          9686           10382           9828

The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. DUE TO RECENT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/30/98)               -1.12%
  1 Year                           -21.46

CLASS B SHARES
  Inception (11/20/98)              -3.64%
  1 Year                           -21.82

CLASS C SHARES
  Inception (11/20/98)              -2.82%
  1 Year                           -18.73

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -21.77%; inception (9/30/98), -0.87%. Class B shares, one year, -22.06%;
inception (11/20/98), -3.44%. Class C shares, one year, -19.17%; inception (11/20/98), -2.64%.

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

================================================================================

ABOUT THIS CHART

This chart compares the performance of your fund's Class A shares to its benchmarks over the period 9/30/98-7/31/01. It is important to understand the differences between your fund and an index. Your fund's total return is shown with sales charges, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman High Yield Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper High Yield Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your fund performed compared to these benchmarks.

                             AIM HIGH YIELD FUND II

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
July 31, 2001

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BONDS & NOTES-87.39%

AEROSPACE & DEFENSE-1.00%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $1,150,000   $  1,224,750
========================================================================

AIRLINES-1.36%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                                955,000        826,075
------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          850,000        842,928
========================================================================
                                                               1,669,003
========================================================================

ALTERNATIVE CARRIERS-5.82%

Global Crossing Holdings Ltd. (Bermuda), Sr.
  Unsec. Gtd. Yankee Notes, 8.70%, 08/01/07     1,010,000        767,600
------------------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr. Unsec.
  Disc. Yankee Notes, 13.25%, 02/01/10(a)       3,000,000        915,000
------------------------------------------------------------------------
IMPSAT Fiber Networks Inc.,
  Sr. Gtd. Notes, 12.13%, 07/15/03                575,000        175,375
------------------------------------------------------------------------
  Sr. Unsec. Notes, 13.75%, 02/15/05            1,725,000        405,375
------------------------------------------------------------------------
Intermedia Communications Inc.-Series B, Sr.
  Disc. Notes, 11.25%, 07/15/07(a)              3,875,000      3,821,719
------------------------------------------------------------------------
KPNQwest N.V. (Netherlands), Sr. Notes,
  8.88%, 02/01/08(b)                  EUR       1,180,000        729,722
------------------------------------------------------------------------
Orion Network Systems, Inc., Sr. Gtd. Unsub.
  Notes, 11.25%, 01/15/07(c)                      770,000        311,850
========================================================================
                                                               7,126,641
========================================================================

AUTO PARTS & EQUIPMENT-0.69%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08               860,000        847,100
------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 03/15/07(d)   2,540,000            254
========================================================================
                                                                 847,354
========================================================================

BROADCASTING & CABLE TV-13.93%

Adelphia Communications Corp.,
  Sr. Unsec. Notes, 10.88%, 10/01/10              560,000        565,600
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%, 06/15/11         590,000        581,150
------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10         1,480,000      1,087,800
------------------------------------------------------------------------
CanWest Media Inc. (Canada), Sr. Sub. Yankee
  Notes, 10.63%, 05/15/11(e)                      555,000        582,750
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(a)      600,000        414,000
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09         430,000        453,650
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11         290,000        309,575
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

CSC Holdings Inc.,
  Sr. Unsec. Deb.,
    7.63%, 07/15/18                            $  295,000   $    280,660
------------------------------------------------------------------------
    7.88%, 02/15/18                               345,000        336,178
------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.63%, 04/01/11(e)                            700,000        705,740
------------------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom),
    Sr. Unsec. Unsub. Notes, 13.25%, 09/30/04   1,180,000        749,300
------------------------------------------------------------------------
    Sr. Unsec. Unsub. Yankee Notes, 11.75%,
    12/15/05                                    1,250,000        781,250
------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                                425,000        444,125
------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(a)                    1,500,000      1,466,250
------------------------------------------------------------------------
Insight Midwest LP/Insight Capital Inc., Sr.
  Unsec. Notes, 10.50%, 11/01/10(e)               440,000        474,100
------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                    1,800,000        562,500
------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., Sr.
  Notes, 9.50%, 01/15/13(e)                       680,000        690,200
------------------------------------------------------------------------
NTL Communications Corp., Sr. Unsec. Notes,
  11.50%, 10/01/08                                750,000        495,000
------------------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes, 11.50%,
  02/01/06                                      1,000,000        672,500
------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09             3,000,000      2,235,000
------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        1,410,000      1,304,250
------------------------------------------------------------------------
Radio One, Inc., Sr. Sub. Notes, 8.88%,
  07/01/11(e)                                     285,000        292,125
------------------------------------------------------------------------
Salem Communications Holding Corp., Sr. Sub.
  Notes, 9.00%, 07/01/11(e)                       365,000        373,212
------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee Notes,
  11.25%, 02/01/10                              2,200,000        935,000
------------------------------------------------------------------------
  11.50%, 02/01/10                                650,000        276,250
========================================================================
                                                              17,068,165
========================================================================

BUILDING PRODUCTS-1.52%

Brand Scaffold Services, Inc., Sr. Unsec.
  Notes, 10.25%, 02/15/08                         885,000        825,262
------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       1,090,000      1,040,950
========================================================================
                                                               1,866,212
========================================================================

CASINOS & GAMING-4.96%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                       1,100,000      1,171,500
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
CASINOS & GAMING-(CONTINUED)

Argosy Gaming Co., Sr. Unsec. Sub. Notes,
  9.00%, 09/01/11                              $  220,000   $    223,850
------------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Notes, 9.25%, 08/01/09(e)            650,000        651,625
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07          200,000        196,000
------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                         300,000        295,500
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                       1,000,000      1,060,000
------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                          330,000        303,600
------------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Sub. Notes
  8.38%, 02/01/11                                 180,000        182,700
------------------------------------------------------------------------
  9.75%, 06/01/07                               1,110,000      1,204,350
------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd.
  Mortgage Notes, 12.25%, 11/15/04                735,000        782,775
========================================================================
                                                               6,071,900
========================================================================

COMMODITY CHEMICALS-0.78%

ISP Chemco Inc., Sr. Sub. Notes, 10.25%,
  07/01/11(e)                                     730,000        733,650
------------------------------------------------------------------------
Millennium America Inc., Sr. Notes, 9.25%,
  06/15/08(e)                                     220,000        223,850
========================================================================
                                                                 957,500
========================================================================

COMPUTER HARDWARE-0.09%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 03/07/00; Cost $480,000)(d)(f)(g)     600,000        108,000
========================================================================

CONSTRUCTION & ENGINEERING-0.74%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                                945,000        911,925
========================================================================

CONSTRUCTION & FARM MACHINERY-0.69%

AGCO Corp., Sr. Unsec. Notes, 9.50%,
  05/01/08(e)                                     850,000        845,750
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.82%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                  1,140,000      1,003,200
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.48%

Alamosa Delaware Inc., Sr. Notes, 12.50%,
  02/01/11(e)                                     610,000        588,650
========================================================================

DRUG RETAIL-0.10%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                 145,000        123,250
========================================================================

ELECTRIC UTILITIES-4.24%

AES Corp. (The),
  Sr. Unsec. Notes, 9.50%, 06/01/09             1,000,000      1,015,000
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 06/15/08        840,000        827,400
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                     $  750,000   $    752,235
------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                      1,200,000      1,235,736
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 750,000        773,115
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08(e)                             585,000        597,080
========================================================================
                                                               5,200,566
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.96%

Cherokee International LCC-Series B, Sr.
  Unsec. Sub. Notes, 10.50%, 05/01/09           1,000,000        705,000
------------------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                       1,130,000      1,146,950
------------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Unsec. Yankee Sub. Notes, 9.88%,
  07/01/10                                        530,000        545,900
========================================================================
                                                               2,397,850
========================================================================

EMPLOYMENT SERVICES-0.62%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         825,000        763,125
========================================================================

ENVIRONMENTAL SERVICES-0.84%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09        985,000      1,034,250
========================================================================

FOREST PRODUCTS-0.97%

Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08      1,250,000      1,187,500
========================================================================

GENERAL MERCHANDISE STORES-0.86%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                         650,000        640,250
------------------------------------------------------------------------
Travelcenters of America Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 05/01/09               400,000        414,000
========================================================================
                                                               1,054,250
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.24%

Fresenius Medical Care Capital Trust, Pfd.
  Gtd. Notes, 7.88%, 06/15/11(e)                  925,000        915,750
------------------------------------------------------------------------
Omnicare, Inc., Sr. Sub. Notes, 8.13%,
  03/15/11(e)                                     400,000        408,000
------------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sub.
  Notes, 9.75%, 08/01/11(e)                       185,000        189,625
========================================================================
                                                               1,513,375
========================================================================

HEALTH CARE FACILITIES-0.80%

Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(e)                              285,000        292,838
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
HEALTH CARE FACILITIES-(CONTINUED)

Select Medical Corp., Sr. Sub. Notes, 9.50%,
  06/15/09(e)                                  $  430,000   $    423,550
------------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Gtd. Notes,
  8.75%, 05/01/09(e)                              255,000        263,925
========================================================================
                                                                 980,313
========================================================================

HEALTH CARE SUPPLIES-1.31%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                       1,600,000      1,600,000
========================================================================

HOME FURNISHINGS-1.97%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09               935,000        902,275
------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09        640,000        456,000
------------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 9.88%,
  12/15/07(e)                                     900,000        895,500
------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                    165,000        154,275
========================================================================
                                                               2,408,050
========================================================================

HOMEBUILDING-3.26%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    700,000        731,500
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Notes,
  9.95%, 05/01/10                                 830,000        908,850
------------------------------------------------------------------------
Schuler Homes, Inc.,
  Sr. Sub. Notes, 10.50%, 07/15/11(e)             365,000        375,950
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08          950,000        945,250
------------------------------------------------------------------------
WCI Communities Inc., Sr. Sub. Notes, 10.63%,
  02/15/11(e)                                     970,000      1,037,900
========================================================================
                                                               3,999,450
========================================================================

HOUSEHOLD APPLIANCES-0.41%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                                500,000        500,000
========================================================================

INDUSTRIAL CONGLOMERATES-0.71%

Jordan Industries, Inc.-Series D, Sr. Unsec.
  Notes, 10.38%, 08/01/07                       1,000,000        875,000
========================================================================

INDUSTRIAL MACHINERY-0.17%

Actuant Corp., Sr. Unsec. Gtd. Sub. Bonds,
  13.00%, 05/01/09                                195,000        202,313
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-5.08%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08 (Acquired 12/08/99; Cost
  $1,593,750)(a)(d)(f)                          3,000,000        375,000
------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 14.00%, 04/01/09                  500,000        182,500
------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                              1,500,000        262,500
------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      2,000,000        970,000
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                     $1,400,000   $    987,000
------------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec.
  Notes, 13.75%, 05/15/10                       1,500,000        457,500
------------------------------------------------------------------------
Song Networks Holding A.B., (Netherlands),
  Sr. Notes, 12.38%, 02/01/08(b)        EUR     1,500,000        605,838
------------------------------------------------------------------------
Time Warner Telecom Inc., Sr. Unsec. Sub.
  Notes, 10.13%, 02/01/11                       2,300,000      2,081,500
------------------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands), Sr. Yankee Notes, 13.25%,
  05/15/08                                      1,000,000        305,000
========================================================================
                                                               6,226,838
========================================================================

INTERNET SOFTWARE & SERVICES-1.31%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                      2,000,000        805,000
------------------------------------------------------------------------
Exodus Communications, Inc., Sr. Unsec.
  Notes, 11.25%, 07/01/08                         630,000        198,450
------------------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes, 12.50%,
  02/01/10                                      1,990,000        601,975
========================================================================
                                                               1,605,425
========================================================================

LEISURE FACILITIES-0.25%

Six Flags, Inc., Sr. Unsec. Notes, 9.75%,
  06/15/07                                        300,000        308,250
========================================================================

LIFE & HEALTH INSURANCE-0.47%

Conseco, Inc., Sr. Unsec. Notes,
  8.75%, 02/09/04                                 150,000        141,375
------------------------------------------------------------------------
  10.75%, 06/15/08                                440,000        433,950
========================================================================
                                                                 575,325
========================================================================

METAL & GLASS CONTAINERS-0.18%

Riverwood International Corp., Sr. Unsec.
  Gtd. Notes, 10.25%, 04/01/06                    220,000        226,050
========================================================================

MOVIES & ENTERTAINMENT-1.03%

Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Notes, 13.00%,
  12/15/09                                        365,000        388,725
------------------------------------------------------------------------
AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                          535,000        486,850
------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11(e)                 370,000        383,875
========================================================================
                                                               1,259,450
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.41%

Lone Star Technologies, Inc., Sr. Sub. Notes,
  9.00%, 06/01/11(e)                              105,000        101,325
------------------------------------------------------------------------
SESI LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11(e)                                     420,000        399,000
========================================================================
                                                                 500,325
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
OIL & GAS EXPLORATION & PRODUCTION-4.30%

Abraxas Petroleum Corp.-Series B, Sr. Sec.
  Gtd. Notes, 12.88%, 03/15/03                 $1,250,000   $  1,281,250
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.13%, 04/01/11                          895,000        863,675
------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                         500,000        517,500
------------------------------------------------------------------------
Forest Oil Corp., Sr. Notes, 8.00%,
  06/15/08(e)                                     535,000        532,325
------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        975,000      1,028,625
------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec.
  Gtd. Notes, 9.63%, 04/01/10                     955,000      1,040,950
========================================================================
                                                               5,264,325
========================================================================

OIL & GAS REFINING & MARKETING-0.87%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       1,200,000      1,062,000
========================================================================

PAPER PRODUCTS-0.44%

Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Notes, 8.50%, 02/01/11                     520,000        538,200
========================================================================

PERSONAL PRODUCTS-0.99%

Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                                750,000        795,000
------------------------------------------------------------------------
Playtex Products Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11(e)                       400,000        413,000
========================================================================
                                                               1,208,000
========================================================================

PHARMACEUTICALS-1.37%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                  1,500,000      1,680,000
========================================================================

PHOTOGRAPHIC PRODUCTS-0.13%

Polaroid Corp., Sr. Unsec. Notes, 11.50%,
  02/15/06(d)                                     930,000        162,750
========================================================================

PUBLISHING & PRINTING-0.29%

Primedia Inc., Sr. Notes, 8.88%, 05/15/11(e)      370,000        357,050
========================================================================

RAILROADS-2.78%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                        1,000,000      1,065,000
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             1,150,000      1,190,250
------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Gtd. Disc.
  Yankee Notes, 11.75%, 06/15/09(a)             1,380,000      1,145,400
========================================================================
                                                               3,400,650
========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.93%

Felcor Lodging LP, Sr. Notes, 8.50%,
  06/01/11(e)                                     320,000        310,400
------------------------------------------------------------------------
Host Marriott LP, Sr. Gtd. Notes, 9.25%,
  10/01/07                                        825,000        831,188
========================================================================
                                                               1,141,588
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

SPECIALTY STORES-1.03%

CSK Auto Inc.-Series A, Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                             $  750,000   $    566,250
------------------------------------------------------------------------
United Rentals (North America) Inc., Sr.
  Unsec. Gtd. Notes, 10.75%, 04/15/08(e)          650,000        695,500
========================================================================
                                                               1,261,750
========================================================================

TELECOMMUNICATIONS EQUIPMENT-3.12%

Corning Inc., Sr. Conv. Unsec. Deb., 2.07%,
  11/08/15(a)                                   1,345,000        780,100
------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                750,000        671,250
------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
    11/15/10                                    1,625,000      1,503,125
------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(a)   2,145,000        868,725
========================================================================
                                                               3,823,200
========================================================================

TEXTILES-0.61%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                        740,000        743,700
========================================================================

TRUCKING-1.95%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  1,320,000      1,488,300
------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(e)                      980,000        906,500
========================================================================
                                                               2,394,800
========================================================================
WIRELESS TELECOMMUNICATION SERVICES-7.51%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(a)(c)                          940,000        606,300
------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(a)                      305,000        158,600
------------------------------------------------------------------------
American Tower Corp., Sr. Notes, 9.38%,
  02/01/09                                        830,000        769,825
------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)   1,914,000      1,512,060
------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11            1,000,000        977,500
------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(a)(e)                 2,000,000        690,000
------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(a)                                   1,000,000        375,000
------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Notes, 14.00%,
  01/15/11(c)(e)                                1,020,000        882,300
------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                        1,000,000        830,000
------------------------------------------------------------------------
Nextel International Inc.,
  Series B, Sr. Unsec. Notes, 12.75%, 08/01/10  1,250,000        350,000
------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.13%, 04/15/08(a)   2,185,000        426,075
------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                 500,000        502,500
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                                610,000        564,250
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(a)        $1,770,000   $    557,550
========================================================================
                                                               9,201,960
========================================================================
  Total Bonds & Notes (Cost $130,411,543)                    107,069,978
========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-7.54%

AEROSPACE & DEFENSE-0.00%

Earthwatch Inc.-$.30 PIK Conv. Pfd.-Series C,
  (Acquired 09/15/99-12/15/00; Cost $3,922)(f)    138,424          1,384
========================================================================

AIR FREIGHT & COURIERS-0.02%

Atlas Air, Inc.(h)                                  2,000         29,340
========================================================================

ALTERNATIVE CARRIERS-0.07%

Convergent Communications, Inc.(h)                  1,620             15
------------------------------------------------------------------------
GT Group Telecom Inc.-Class B (Canada)(h)          18,000         89,460
========================================================================
                                                                  89,475
========================================================================

APPLICATION SOFTWARE-0.63%

Amdocs Ltd. (United Kingdom)(h)                    17,000        766,190
========================================================================

BROADCASTING & CABLE TV-0.50%

General Motors Corp.-Class H(h)                    32,000        617,600
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.19%

EMC Corp.(h)                                       12,000        236,640
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.47%

Goldman Sachs Group, Inc. (The)                     7,000        582,120
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.58%

Flextronics International Ltd. (Singapore)(h)      26,000        706,940
========================================================================

ENVIRONMENTAL SERVICES-0.01%

Allied Waste Industries, Inc.(h)                    1,000         18,840
========================================================================

GENERAL MERCHANDISE STORES-0.84%

Target Corp.                                       26,500      1,025,550
========================================================================

HOME IMPROVEMENT RETAIL-0.74%

Home Depot, Inc. (The)                             17,900        901,623
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.31%

AT&T Latin America Corp.-Class A(h)               100,000        362,000
------------------------------------------------------------------------
Versatel Telecom International N.V.-ADR
  (Netherlands)(h)                                  8,000         12,800
========================================================================
                                                                 374,800
========================================================================

NETWORKING EQUIPMENT-0.81%

Brocade Communications Systems, Inc.(h)            14,700        483,777
------------------------------------------------------------------------
Cisco Systems, Inc.(h)                             16,700        320,974
------------------------------------------------------------------------
Juniper Networks, Inc.(h)                           7,000        179,830
------------------------------------------------------------------------
McDATA Corp.-Class A(h)                               441          8,004
========================================================================
                                                                 992,585
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

OIL & GAS DRILLING-0.13%

Pride International, Inc.(h)                       10,000   $    155,200
========================================================================
OIL & GAS EXPLORATION & PRODUCTION-0.26%
Comstock Resources, Inc.(h)                        20,000        146,400
------------------------------------------------------------------------
Pogo Producing Co.                                  7,000        173,320
========================================================================
                                                                 319,720
========================================================================

PHARMACEUTICALS-0.44%

King Pharmaceuticals, Inc.(h)                      12,000        542,400
========================================================================

SPECIALTY STORES-0.57%

CSK Auto Corp.(h)                                 110,000        693,000
========================================================================

SYSTEMS SOFTWARE-0.46%

VERITAS Software Corp.(h)                          13,200        559,812
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.11%

World Access, Inc.-Series D, Conv. Pfd.
  (Acquired 03/03/00; Cost $1,900,625)(f)(h)        2,152        129,144
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.40%

AirGate PCS, Inc.(h)                                  923         52,805
------------------------------------------------------------------------
Alamosa Holdings, Inc.(h)                           7,000        117,040
------------------------------------------------------------------------
Crown Castle International Corp.(h)                 3,000         29,250
------------------------------------------------------------------------
Dobson Communications Corp.-Class A(h)              5,000         78,500
------------------------------------------------------------------------
Microcell Telecommunications Inc.-Class B
  (Canada)(h)                                      12,000         82,080
------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(h)              8,000        133,200
========================================================================
                                                                 492,875
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $13,071,620)                                       9,235,238
========================================================================

WARRANTS-0.28%

ALTERNATIVE CARRIERS-0.08%

GT Group Telecom Inc. (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00; Cost
  $323,244)(f)(i)                                   3,000         90,000
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.02%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(f)(i)                1,200         24,600
========================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(f)(i)       1,200         12,300
========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(f)(i)                                      960            528
------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(f)(i)         960            528
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
HOME FURNISHINGS-(CONTINUED)

Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost 0)(f)(i)                   165   $      1,732
========================================================================
                                                                   2,788
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/1 (Acquired
  11/15/00; Cost $0)(f)(i)                          1,400            700
------------------------------------------------------------------------
PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(f)(i)       1,500          3,000
========================================================================
                                                                   3,700
========================================================================

INTERNET SOFTWARE & SERVICES-0.04%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 08/25/00; Cost $340,000)(f)(i)          2,000         42,720
------------------------------------------------------------------------
ZNet Internet Services-Wts., expiring
  07/01/09(i)                                       1,000            260
========================================================================
                                                                  42,980
========================================================================

RAILROADS-0.06%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(f)(i)                1,150         73,888
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

Long Distance International, Inc.-Wts.,
  expiring 04/13/08(i)                                670              7
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES-0.07%

Horizon PCS, Inc.-Wts., Expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(f)(i)                2,000   $     40,500
------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 7/15/10 (Acquired
  01/29/01; Cost $0)(f)(i)                          1,000         20,250
------------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(f)(i)                1,770         26,550
========================================================================
                                                                  87,300
========================================================================
    Total Warrants (Cost $663,244)                               337,563
========================================================================

MONEY MARKET FUNDS-2.29%

STIC Liquid Assets Portfolio(j)                 1,403,175      1,403,175
------------------------------------------------------------------------
STIC Prime Portfolio(j)                         1,403,175      1,403,175
========================================================================
    Total Money Market Funds (Cost
      $2,806,350)                                              2,806,350
========================================================================
TOTAL INVESTMENTS-97.50% (Cost $146,952,757)                 119,449,129
========================================================================
OTHER ASSETS LESS LIABILITIES-2.50%                            3,065,370
========================================================================
NET ASSETS-100.00%                                          $122,514,499
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
EUR     - Euro
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Foreign denominated security. Par value is denominated in currency indicated.
(c) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(f) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/01 was $950,824, which represented 2.38% of the Fund's net assets.
(g) Security fair valued in accordance with the procedures established by the Board of Trustees.
(h)  Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $146,952,757)                                 $119,449,129
------------------------------------------------------------
Receivables for:
  Investments sold                                   293,119
------------------------------------------------------------
  Fund shares sold                                   107,492
------------------------------------------------------------
  Dividends and interest                           3,539,908
------------------------------------------------------------
  Principal paydowns                                  15,996
------------------------------------------------------------
Investment for deferred compensation plan             15,780
------------------------------------------------------------
Other assets                                          36,563
============================================================
    Total assets                                 123,457,987
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             280,909
------------------------------------------------------------
  Dividends                                          489,162
------------------------------------------------------------
  Foreign currency contracts outstanding              55,026
------------------------------------------------------------
  Deferred compensation plan                          15,780
------------------------------------------------------------
Accrued distribution fees                             80,334
------------------------------------------------------------
Accrued trustees' fees                                   757
------------------------------------------------------------
Accrued transfer agent fees                            4,920
------------------------------------------------------------
Accrued operating expenses                            16,600
============================================================
    Total liabilities                                943,488
============================================================
Net assets applicable to shares outstanding     $122,514,499
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 48,214,091
____________________________________________________________
============================================================
Class B                                         $ 60,440,676
____________________________________________________________
============================================================
Class C                                         $ 13,859,732
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,592,917
____________________________________________________________
============================================================
Class B                                            8,266,222
____________________________________________________________
============================================================
Class C                                            1,897,001
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       7.31
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.31 divided by
      95.25%)                                   $       7.67
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       7.31
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       7.31
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Interest                                        $ 16,381,396
------------------------------------------------------------
Dividends                                             78,379
------------------------------------------------------------
Dividends from affiliated money market funds         402,622
============================================================
    Total investment income                       16,862,397
============================================================

EXPENSES:

Advisory fees                                        846,144
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        31,561
------------------------------------------------------------
Distribution fees -- Class A                         141,295
------------------------------------------------------------
Distribution fees -- Class B                         654,377
------------------------------------------------------------
Distribution fees -- Class C                         134,273
------------------------------------------------------------
Transfer agent fees -- Class A                        82,255
------------------------------------------------------------
Transfer agent fees -- Class B                       100,999
------------------------------------------------------------
Transfer agent fees -- Class C                        20,724
------------------------------------------------------------
Trustees' fees                                         7,538
------------------------------------------------------------
Other                                                137,005
============================================================
    Total expenses                                 2,206,171
============================================================
Less: Fees waived                                   (228,922)
------------------------------------------------------------
    Expenses paid indirectly                         (12,467)
============================================================
    Net expenses                                   1,964,782
============================================================
Net investment income                             14,897,615
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (21,746,417)
------------------------------------------------------------
  Foreign currencies                                  46,920
------------------------------------------------------------
  Foreign currency contracts                         191,769
============================================================
                                                 (21,507,728)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (20,649,194)
------------------------------------------------------------
  Foreign currencies                                  (6,910)
------------------------------------------------------------
  Foreign currency contracts                         (55,026)
============================================================
                                                 (20,711,130)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                      (42,218,858)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(27,321,243)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended July 31, 2001 and 2000

                                                                JULY 31,        JULY 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 14,897,615    $ 10,007,994
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts          (21,507,728)     (4,184,754)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and
    foreign currency contracts                                 (20,711,130)     (8,210,697)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (27,321,243)     (2,387,457)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (6,502,534)     (4,862,629)
------------------------------------------------------------------------------------------
  Class B                                                       (6,970,104)     (4,371,506)
------------------------------------------------------------------------------------------
  Class C                                                       (1,424,977)       (688,979)
------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                         (166,464)             --
------------------------------------------------------------------------------------------
  Class B                                                         (192,923)             --
------------------------------------------------------------------------------------------
  Class C                                                          (39,895)             --
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (159,661)             --
------------------------------------------------------------------------------------------
  Class B                                                         (185,039)             --
------------------------------------------------------------------------------------------
  Class C                                                          (38,264)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --        (812,826)
------------------------------------------------------------------------------------------
  Class B                                                               --        (819,787)
------------------------------------------------------------------------------------------
  Class C                                                               --        (117,753)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        6,201,212      31,472,427
------------------------------------------------------------------------------------------
  Class B                                                       14,137,773      52,638,735
------------------------------------------------------------------------------------------
  Class C                                                        6,632,306       9,369,182
==========================================================================================
    Net increase (decrease) in net assets                      (16,029,813)     79,419,407
==========================================================================================

NET ASSETS:

  Beginning of year                                            138,544,312      59,124,905
==========================================================================================
  End of year                                                 $122,514,499    $138,544,312
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $176,001,653    $149,564,881
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (100,142)        100,666
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (25,821,448)     (4,266,801)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                  (27,565,564)     (6,854,434)
==========================================================================================
                                                              $122,514,499    $138,544,312
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM High Yield II Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       On July 31, 2001, shares of beneficial interest was decreased by $534,519, undistributed net investment income was increased by $581,438, and undistributed net realized gain (loss) was decreased by $46,919 as a result of differing book/tax treatment reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $5,962,162 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
       Outstanding foreign currency contracts at July 31, 2001 were as follows:

                                CONTRACT TO                        UNREALIZED
    SETTLEMENT             ----------------------                 APPRECIATION
       DATE     CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
    ----------  --------   ---------   ----------   ----------   --------------
    09/25/01      EUR      2,600,000   $2,217,800   $2,272,826      $(55,026)


G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $500 million of the Fund's average daily net assets, plus 0.55% on the next $500 million of Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. For the year ended July 31, 2001, AIM waived fees of $228,922.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $123,607 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $141,295, $654,377 and $134,273, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $112,921 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $14,684 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,105 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,571 and reduction in custodian fees of $9,896 under expense offset arrangements which resulted in a reduction of the Fund's expenses of $12,467.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $114,864,045 and $92,309,239, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment
  securities                                 $    123,514
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment
  securities                                  (27,916,325)
---------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investment
  securities                                 $(27,792,811)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $147,241,940.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2001 and July 31, 2000 were as follows:

                                                                    JULY 31, 2001                 JULY 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      6,477,466    $ 54,810,413     6,219,653    $ 67,705,096
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,623,941      39,963,991     6,916,159      75,069,344
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,384,625      11,889,127     1,071,505      11,566,013
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        493,470       4,091,463       340,326       3,674,382
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        486,103       4,041,879       294,647       3,168,494
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        110,395         907,749        45,665         488,435
======================================================================================================================
Reacquired:
  Class A                                                     (6,358,919)    (52,700,664)   (3,689,603)    (39,907,051)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,554,516)    (29,868,097)   (2,369,468)    (25,599,103)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (745,734)     (6,164,570)     (249,183)     (2,685,266)
======================================================================================================================
                                                               2,916,831    $ 26,971,291     8,579,701    $ 93,480,344
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                                ------------------------------------------
                                                                                        SEPTEMBER 30, 1998
                                                                                         (DATE OPERATIONS
                                                                YEAR ENDED JULY 31,       COMMENCED) TO
                                                                --------------------         JULY 31,
                                                                  2001        2000             1999
                                                                --------    --------    ------------------
Net asset value, beginning of period                            $ 10.02     $ 11.25          $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.97        1.12             0.90
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.65)      (1.00)            1.26
==========================================================================================================
    Total from investment operations                              (1.68)       0.12             2.16
==========================================================================================================
Less distributions:
  Dividends from net investment income                            (0.98)      (1.12)           (0.90)
----------------------------------------------------------------------------------------------------------
  Returns of capital                                              (0.03)         --               --
----------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                (0.02)         --               --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --       (0.23)           (0.01)
==========================================================================================================
    Total distributions                                           (1.03)      (1.35)           (0.91)
==========================================================================================================
Net asset value, end of period                                  $  7.31     $ 10.02          $ 11.25
__________________________________________________________________________________________________________
==========================================================================================================
Total return(a)                                                  (17.54)%      0.77%           22.39%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $48,214     $59,932          $34,992
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.02%(b)    1.00%            1.00%(c)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.19%(b)    1.25%            1.58%(c)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of net investment income to average net assets              11.45%(b)   10.51%            9.74%(c)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                              73%         94%             223%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $56,518,107.
(c)  Annualized.

                                                                                 CLASS B
                                                                -----------------------------------------
                                                                                        NOVEMBER 20, 1998
                                                                                           (DATE SALES
                                                                YEAR ENDED JULY 31,       COMMENCED) TO
                                                                --------------------        JULY 31,
                                                                  2001        2000            1999
                                                                --------    --------    -----------------
Net asset value, beginning of period                            $ 10.00     $ 11.23          $ 10.59
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.91        1.03             0.68
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.65)      (1.00)            0.65
=========================================================================================================
    Total from investment operations                              (1.74)       0.03             1.33
=========================================================================================================
Less distributions:
  Dividends from net investment income                            (0.90)      (1.03)           (0.68)
---------------------------------------------------------------------------------------------------------
  Returns of capital                                              (0.03)         --               --
---------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                (0.02)         --               --
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --       (0.23)           (0.01)
=========================================================================================================
    Total distributions                                           (0.95)      (1.26)           (0.69)
=========================================================================================================
Net asset value, end of period                                  $  7.31     $ 10.00          $ 11.23
_________________________________________________________________________________________________________
=========================================================================================================
Total return(a)                                                  (18.09)%     (0.03)%          13.03%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $60,441     $67,140          $20,994
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.78%(b)    1.75%            1.75%(c)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.95%(b)    2.00%            2.33%(c)
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of net investment income to average net assets              10.69%(b)    9.76%            8.99%(c)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                              73%         94%             223%
_________________________________________________________________________________________________________
=========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $65,437,725.
(c)  Annualized.

                                                                                 CLASS C
                                                                -----------------------------------------
                                                                                        NOVEMBER 20, 1998
                                                                                           (DATE SALES
                                                                YEAR ENDED JULY 31,       COMMENCED) TO
                                                                --------------------        JULY 31,
                                                                  2001        2000            1999
                                                                --------    --------    -----------------
Net asset value, beginning of period                            $ 10.00     $ 11.22          $10.59
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.91        1.03            0.68
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.65)      (0.99)           0.64
=========================================================================================================
    Total from investment operations                              (1.74)       0.04            1.32
=========================================================================================================
Less distributions:
  Dividends from net investment income                            (0.90)      (1.03)          (0.68)
---------------------------------------------------------------------------------------------------------
  Returns of capital                                              (0.03)         --              --
---------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                (0.02)         --              --
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --       (0.23)          (0.01)
=========================================================================================================
    Total distributions                                           (0.95)      (1.26)          (0.69)
=========================================================================================================
Net asset value, end of period                                  $  7.31     $ 10.00          $11.22
_________________________________________________________________________________________________________
=========================================================================================================
Total return(a)                                                  (18.08)%      0.08%          12.93%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $13,860     $11,471          $3,139
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.78%(b)    1.75%           1.75%(c)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.95%(b)    2.00%           2.33%(c)
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of net investment income to average net assets              10.69%(b)    9.76%           8.99%(c)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                              73%        94%             223%
_________________________________________________________________________________________________________
=========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $13,427,240.
(c)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM High Yield Fund II
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund II (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2000, and the financial highlights for the year ended July 31, 2000 and the period from commencement of operations through July 31, 1999 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund II at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                  Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                           Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                      Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                     Dana R. Sutton                          Houston, TX 77046
                                                       Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly, Director                                     Melville B. Cox
Cortland Trust, Inc.                                   Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                       Karen Dunn Kelley                       Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                         Vice President
and DHJ Media, Inc.; and                                                                       CUSTODIAN
Director, Magellan Insurance Company                   Mary J. Benson
                                                       Assistant Vice President and            State Street Bank and Trust Company
Edward K. Dunn Jr.                                     Assistant Treasurer                     225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 Boston, MA 02110
Vice Chairman, President                               Sheri Morris
and Chief Operating Officer,                           Assistant Vice President and            COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and               Assistant Treasurer
President, Mercantile Bankshares                                                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack M. Fields                                                                                 1735 Market Street
Chief Executive Officer                                                                        Philadelphia, PA 19103
Twenty First Century Group, Inc.;
Formerly Member                                                                                COUNSEL TO THE TRUSTEES
of the U.S. House of Representatives
                                                                                               Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                                                                919 Third Avenue
Partner                                                                                        New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                               DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                    A I M Distributors, Inc.
Harvard University Graduate                                                                    11 Greenway Plaza
School of Education, New School University;                                                    Suite 100
Formerly, Chief Executive Officer, YWCA of the U.S.A.                                          Houston, TX 77046

Lewis F. Pennock                                                                               AUDITORS
Partner, Pennock & Cooper
                                                                                               Ernst & Young LLP
Louis S. Sklar                                                                                 1221 McKinney, Suite 2400
Executive Vice President,
Development and Operations,                                                                    Houston, TX 77010
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 0.12% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.03% was derived from U.S. Treasury
Obligations.

                           EQUITY FUNDS                                                 FIXED-INCOME FUNDS

      DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS            TAXABLE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                             MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Small Cap Opportunities(1)          AIM Developing Markets                        AIM Strategic Income
AIM Mid Cap Opportunities(1)            AIM European Small Company                    AIM High Yield II
AIM Large Cap Opportunities(2)          AIM Asian Growth                              AIM High Yield
AIM Emerging Growth                     AIM International Emerging Growth             AIM Income
AIM Small Cap Growth                    AIM European Development                      AIM Global Income
AIM Aggressive Growth                   AIM Euroland Growth                           AIM Floating Rate
AIM Mid Cap Growth                      AIM Global Aggressive Growth                  AIM Intermediate Government
AIM Small Cap Equity                    AIM International Equity                      AIM Limited Maturity Treasury
AIM Capital Development                 AIM International Value(4)                    AIM Money Market
AIM Constellation                       AIM Worldwide Spectrum
AIM Dent Demographic Trends             AIM Global Trends                                   MORE CONSERVATIVE
AIM Select Equity(3)                    AIM Global Growth
AIM Large Cap Growth                                                                    TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                                      MORE CONSERVATIVE
AIM Mid Cap Equity                                                                          MORE AGGRESSIVE
AIM Value II                                      SECTOR EQUITY FUNDS
AIM Charter                                                                           AIM High Income Municipal
AIM Value                                           MORE AGGRESSIVE                   AIM Municipal Bond
AIM Blue Chip                                                                         AIM Tax-Free Intermediate
AIM Basic Value                         AIM New Technology                            AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Infrastructure                           MORE CONSERVATIVE
                                        AIM Global Energy(5)
        MORE CONSERVATIVE               AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Real Estate(6)
                                        AIM Global Utilities

                                                    MORE CONSERVATIVE

[DALBAR AWARD LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                       --Registered Trademark--


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

      A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $171 billion in assets for 9.5 million shareholders, including individual investors, corporate clients and financial institutions, as of June 30, 2001.
     The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the seventh-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor.
     AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $408 billion in assets under management as of June 30, 2001.


A I M DISTRIBUTORS, INC.                                               HYI2-AR-1